UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) June 17, 2008
Sparton Corporation

(Exact Name of Registrant as Specified in Its Charter)
Ohio

(State or Other Jurisdiction of Incorporation)

1-1000	38-1054690

(Commission File Number)	(IRS Employer Identification No.)

2400 East Ganson Street, Jackson, Michigan	49202

(Address of Principal Executive Offices)	(Zip Code)
(517) 787-8600

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE
On June 17, 2008 Sparton Corporation issued a Press Release announcing the closure of its plant located in Albuquerque, New Mexico and released a letter to shareholders announcing the suspension of manufacturing operations conducted at the Albuquerque facility, certain actions taken by the Company to improve profitability, and the results of sonobuoy drop tests.

ITEM 2.05.	COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES
On June 17, 2008 Sparton Corporation, an Ohio Corporation (the “Company”), issued a Press Release (“Press Release”) announcing that pursuant to action taken by the Board of Directors on June 4, 2008, it would discontinue manufacturing operations conducted at the Albuquerque facility of its wholly owned subsidiary, Sparton Technology, Inc. on or about September 30, 2008 and transition the manufacturing operations to other facilities maintained by the Company. The Company discontinued manufacturing operations at the Albuquerque facility after conducting a review of the sales history for the facility and assessing market influences. At this time, the Company is unable to determine the costs associated with the termination of manufacturing operations at the Albuquerque facility and whether such costs will be material to the Company. In accordance with the requirements of the Securities and Exchange Commission, the Company will file an amendment on Form 8-K within four business days after making a determination of the amount of such costs.
The foregoing description of the Press Release is qualified in its entirety by reference to the Press Release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.01.	REGULATION FD DISCLOSURE
On June 17, 2008 the Company sent correspondence to the shareholders of the Company announcing the discontinuance of manufacturing operations conducted at the Albuquerque facility of its wholly owned subsidiary, Sparton Technology, Inc. on or about September 30, 2008, certain actions taken by the Company to improve profitability, and the results of sonobuoy drop tests (the “Correspondence”).
The information contained in this Item 7.01 and Exhibit 99.2 attached hereto is intended to be furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by the specific reference in such a filing.
The foregoing description of the Correspondence is qualified in its entirety by reference to the Correspondence, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS & EXHIBITS
(d) Exhibits

Exhibit 99.1	Press Release dated June 17, 2008 issued by Sparton Corporation.

Exhibit 99.2	Correspondence dated June 17, 2008 issued by Sparton Corporation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPARTON CORPORATION
/s/ Richard L. Langley
Richard L. Langley
Chief Executive Officer June 17, 2008

Index to Exhibits

Exhibit No.	Description

Exhibit 99.1	Press Release dated June 17, 2008 issued by Sparton Corporation.

Exhibit 99.2	Correspondence dated June 17, 2008 issued by Sparton Corporation.